5,085,000 Shares

                              DT INDUSTRIES, INC.

                          Common Stock, $.01 par value

                             SUBSCRIPTION AGREEMENT

                                                                 London, England
                                                               November 25, 1996

To:      CS FIRST BOSTON LIMITED
         MORGAN STANLEY & CO. INTERNATIONAL LIMITED
         J. HENRY SCHRODER & CO. LIMITED
         ABN AMRO ROTHSCHILD
         MORGAN GRENFELL AND CO. LIMITED
         RABO SECURITIES N.V.
         SOCIETE GENERALE
         WESTDEUTSCHE LANDESBANK GIROZENTRALE

c/o:     CS FIRST BOSTON LIMITED ("CSFBL")
         One Cabot Square
         London, England E14 4QJ

Dear Sirs:

     1. Introductory. DT Industries, Inc., a Delaware corporation ("Company"), proposes to issue and sell 450,000 shares, and the stockholders listed in Schedule A attached hereto ("Selling Stockholders") propose severally to sell an aggregate of 567,000 outstanding shares, of the Company's Common Stock, $.01 par value ("Securities") (such 1,017,000 shares of Securities being hereinafter referred to as the "International Firm Securities"), to the several Managers named in Schedule B hereto ("Managers"). Such offering and sale by the Company and the Selling Stockholders are hereinafter referred to as the "International Offering."

     It is understood that the Company and the Selling Stockholders are concurrently entering into an Underwriting Agreement, dated the date hereof ("Underwriting Agreement"), with certain United States underwriters listed in Schedule B thereto (the "U.S. Underwriters"), for whom CS First Boston Corporation ("CSFBC"), Morgan Stanley & Co. Incorporated and Schroder Wertheim & Co. are acting as representatives (the "U.S. Representatives"), relating to the concurrent offering and sale of 4,068,000 shares of Securities (" U.S. Firm Securities") in the United States and Canada ("U.S. Offering"), of which 1,800,000 shares will be offered by the Company and 2,268,000 shares will be offered by the Selling Stockholders.

     In addition, as set forth below, (i) the Company proposes to issue and sell to the U.S. Underwriters, at the option of CSFBC, an aggregate of not more than 250,000 additional shares of Securities, and the Selling Stockholders also propose to sell to the U.S. Underwriters, at the option of CSFBC, an aggregate of not more than 360,200 additional outstanding shares of Securities (such 610,200 additional shares of Securities being hereinafter referred to as the "U.S. Optional Securities") and
(ii) the Company proposes to issue and sell to the Managers, at the option of CSFBL, an aggregate of not more than 62,500 additional shares of Securities, and the Selling Stockholders also propose to sell to the Managers, at the option of CSFBL, an aggregate of not more than 90,050 additional outstanding shares of Securities (such 152,550 additional shares of Securities being hereinafter referred to as the "International Optional Securities"). The U.S. Firm Securities and the U.S. Optional Securities are hereinafter called the "U.S. Securities"; the International Firm Securities and the International Optional Securities are hereinafter called the "International Securities"; the U.S. Firm Securities and the International Firm Securities are hereinafter called the "Firm Securities"; the U.S. Optional Securities and the International Optional Securities are hereinafter called the "Optional Securities." The U.S. Securities and the International Securities are collectively referred to as the "Offered Securities." To provide for the coordination of their activities, the U.S. Underwriters and the Managers have entered into an Agreement Between U.S.
Underwriters and Managers which permits them, among other things, to sell the Offered Securities to each other for purposes of resale.

     The Company and the Selling Stockholders hereby agree with the several Managers as follows:

     2.   Representations   and  Warranties  of  the  Company  and  the  Selling
Stockholders.

          (a) The Company represents and warrants to, and agrees with, the several Managers that:

               (i)    A  registration  statement  (No. 333-14955)   relating  to
          the Offered Securities, including a form of prospectus relating to the U.S. Securities and a form of prospectus relating to the International Securities being offered in the International Offering, has been filed with the Securities and Exchange Commission ("Commission") and either
          (A) has been declared effective under the Securities Act of 1933 ("Act") and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "initial registration statement") has been declared effective, either (A) an additional registration statement (the "additional registration statement") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and
          will  become  effective   upon  filing  pursuant   to  such  Rule  and
          upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or, if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised CSFBL that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Company has advised CSFBL that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised CSFBL that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all material incorporated by reference therein, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement." The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement." The Initial Registration Statement and the Additional Registration Statement are hereinafter referred to collectively as the "Registration Statements" and individually as a "Registration Statement." The form of prospectus relating to the U.S. Securities and the form of prospectus relating to the International Securities, each as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, including all material incorporated by reference in each  such  prospectus,  are  hereinafter  referred  to  as  the "U.S.

          Prospectus" and the "International Prospectus", respectively, and collectively as the "Prospectuses." No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

               (ii) If the Effective Time of the Initial Registration State-ment is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of each of the Prospectuses pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectuses are included, each Registration Statement and each of the Prospectuses will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and none of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and each of the Prospectuses will conform in all material respects to the requirements of the Act and the Rules and Regulations, none of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or either of the Prospectuses based upon (i) written information furnished to the Company by any Selling Stockholder specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof, and (ii) written information furnished to the Company by any Manager through CSFBL or by any U.S. Underwriter through the U.S. Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c) hereof.

               (iii) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectuses; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing, as the case may be, will not, individually or in aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

               (iv) Each subsidiary of the Company that is a "significant subsidiary" (as defined in Rule 1-02 of Regulation S-X of the
          Commission) or that is listed on Exhibit I hereto (each of the foregoing being referred to as a "Significant Subsidiary") has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectuses; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except with respect to such subsidiaries and jurisdictions where the failure to be so qualified or in good standing, as the case may be, will not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued and outstanding capital stock of each Significant Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each Significant Subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects, except insofar as such stock has been pledged, pursuant to credit agreements filed with the Commission, to secure obligations of the Company and its subsidiaries to their respective senior lenders, as set forth in Exhibit II hereto.

               (v) The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Offered Securities have been delivered and paid for in accordance with this Agreement and the Underwriting Agreement on each Closing Date (as defined below), such Offered Securities will have been validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectuses; and the stockholders of the Company have no preemptive rights with respect to the Securities.

               (vi) Except as disclosed in the Prospectuses, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Manager or U.S. Underwriter for a brokerage commission, finder's fee or other like payment as a result of any of the transactions contemplated by this Agreement.

               (vii) Except as disclosed in the Prospectuses, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

               (viii) The Securities are listed on The Nasdaq Stock Market's National Market.

               (ix)   No  consent, approval,  authorization,  or  order  of,  or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement or the Underwriting Agreement in connection with the issuance and sale of the Offered Securities by the Company, except such as have been obtained and made, or required to be made, under the Act and such as may be required under state or foreign securities laws.

               (x) The execution, delivery and performance of this Agreement and the Underwriting Agreement, and the issuance and sale of the Offered Securities by the Company will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws of the Company or any such subsidiary, except with respect to such breaches, violations and defaults which, individually or in the aggregate with other breaches, violations and defaults, will not affect the transactions contemplated hereby and will not have a material adverse effect on or the Company and its subsidiaries, taken as a whole; and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement and the Underwriting Agreement, respectively.

               (xi) This Agreement and the Underwriting Agreement have been duly authorized, executed and delivered by the Company.

               (xii)  Except  as  disclosed  in  the  Prospectuses   and  except
          for statutory liens for sums not yet due or which are being contested in good faith in appropriate proceedings, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole; and except as disclosed in the Prospectuses or as will not have a material adverse effect on the Company and its subsidiaries, taken as a whole, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

               (xiii) The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them, except where the failure to possess such certificates or permits will not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole, and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole.

               (xiv) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that may be reasonably expected to have a material adverse effect on the Company and its subsidiaries taken as a whole.

               (xv) The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property
          (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, the loss of which may reasonably be expected, individually or in the aggregate, to have a material adverse effect on the Company and its subsidiaries, taken as a whole; and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries taken as a whole.

               (xvi) Except as disclosed in the Prospectuses, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim may reasonably be expected, individually or in the aggregate, to have a material adverse effect on the Company and its subsidiaries taken as a whole; and the Company is not aware of any pending investigation which might lead to such a claim.

               (xvii) Except as disclosed in the Prospectuses, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, may reasonably be expected, individually or in the aggregate, to have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, or may reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations under this Agreement or the Underwriting Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and, to the Company's knowledge, no such actions, suits or proceedings are threatened or contemplated.

               (xviii) The financial statements included in each Registration Statement and the Prospectuses present fairly, in all material respects, the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; the schedules included in each Registration Statement present fairly, in all material respects, the information required to be stated therein; and the assumptions used in preparing the pro forma financial statements included in each Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

               (xix) Except as disclosed in the Prospectuses, since the date of the latest audited financial statements included in the Prospectuses there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectuses, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

               (xx) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectuses, will not be an "investment company" as defined in the Investment Company Act of 1940.

               (xxi) Neither the Company nor any of its subsidiaries does business with the government of Cuba or with any person located in Cuba within the meaning of Section 517.075, Florida Statutes and the Company agrees to comply with such Section if prior to the completion of the distribution of the Offered Securities it commences doing such business.

          (b) Each Selling Stockholder severally represents and warrants to, and agrees with, the several Managers that:

               (i) Such Selling Stockholder has and on each Closing Date hereinafter mentioned will have valid and unencumbered title to the Offered Securities to be delivered by such Selling Stockholder on such Closing Date and full right, power and authority to enter into this Agreement and the Underwriting Agreement and to sell, assign, transfer and deliver the Offered Securities to be delivered by such Selling Stockholder on such Closing Date hereunder; and upon the delivery of and payment for the Offered Securities on each Closing Date hereunder, such Selling Stockholder will convey to the several U.S. Underwriters and Managers valid and unencumbered title to the Offered Securities to be delivered by such Selling Stockholder on such Closing Date.

               (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement:
          (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each does not include, and at the time of filing of each of the Prospectuses pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectuses are included, each Registration Statement and each of the Prospectuses will not include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this
          Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and each of the Prospectuses will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The two preceding sentences apply only to the extent that any
          statements   in  or  omissions   from  a  Registration  Statement   or

          Prospectus are based on written information furnished to the Company by such Selling Stockholder specifically for use therein, it being understood and agreed that the only such information is that described in Section 7(b) hereof.

     3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and each Selling Stockholder agree, severally and not jointly, to sell to the Managers, and the Managers agree, severally and not jointly, to purchase from the Company and each Selling Stockholder, at a purchase price of U.S. $33.57 per share, that number of International Firm Securities (rounded up or down, as determined by CSFBL in its discretion, in order to avoid fractions) obtained by multiplying 450,000 International Firm Securities in the case of the Company and the number of International Firm Securities set forth opposite the name of such Selling Stockholder in Schedule A hereto, in the case of a Selling Stockholder, in each case by a fraction the numerator of which is the number of International Firm Securities set forth opposite the name of such Manager in Schedule B hereto and the denominator of which is the total number of International Firm Securities.

     Certificates in negotiable form for the Offered Securities to be sold by the Selling Stockholders have been placed in custody, for delivery under this Agreement and the Underwriting Agreement, under Custody Agreements made with Boatmen's Trust Company, as custodian ("Custodian"). Each Selling Stockholder agrees that the shares represented by the certificates held in custody for the Selling Stockholders under such Custody Agreements are subject to the interests of the Managers hereunder and the U.S. Underwriters under the Underwriting Agreement, that the arrangements made by the Selling Stockholders for such custody are to that extent irrevocable, and that the obligations of the Selling Stockholders hereunder and thereunder shall not terminate by operation of law, whether by the death of any individual Stockholder or the occurrence of any other event, or in the case of a trust, by the death of any trustee or trustees or the termination of such trust. If any individual Selling Stockholder or any such trustee or trustees should die, of if any other such event should occur, or if any of such trusts should terminate, before the delivery of the Offered Securities under this Agreement and the Underwriting Agreement, certificates for such Offered Securities shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement and the Underwriting Agreement as if such death or other event or termination had not occurred, regardless of whether or not the custodian shall have received notice of such death or other event or termination.

         The Company and the Custodian will deliver the International Firm Securities to CSFBL for the accounts of the Managers against payment of the purchase price by wire transfer of immediately available funds to the Company at a bank reasonably acceptable to CSFBL in the
case   of  450,000  Firm  Shares   and   by   wire   transfer   of   immediately
available funds to the Custodian at a bank reasonably acceptable to CSFBL in the case of 567,000 Firm Shares, at the office of Dickstein
Shapiro Morin & Oshinsky LLP ("Dickstein Shapiro"), at 10:00 A.M., New York time, on December 2, 1996, or at such other time not later than seven full business days thereafter as CSFBL and the Company determine, such time being herein referred to as the "First Closing Date." For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the U.S. Offering and the International Offering. The certificates for the International Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBL requests and will be made available for checking and packaging at the above office of CSFBL, at least 24 hours prior to the First Closing Date.

     In addition, upon written notice from CSFBC given to the Company and the Selling Stockholders from time to time not more than 30 days subsequent to the date of the Prospectuses, the Managers may purchase all or less than all of the International Optional Securities at the purchase price per Security to be paid for the International Firm Securities. The Company and the Selling Stockholders agree, severally and not jointly, to sell the respective number of International Optional Securities determined as follows: first, the Company shall sell the number of International Optional Securities specified in such notice, or such lesser number of Securities as shall bring the total number of Optional Securities sold by the Company to 312,500 and then, after the Company has sold all of such 312,500 Optional Securities, each Selling Stockholder shall sell the respective number of International Optional Securities obtained by multiplying
(a)(i) the number of International Optional Securities specified in such notice, less (ii) the number of International Optional Securities sold by the Company pursuant to such notice by (b) a fraction the numerator of which is the number of shares set forth opposite the names of such Selling Stockholder in Schedule A hereto under the caption "Number of International Optional Securities to be Sold" and the denominator of which is the total number of International Optional Securities to be sold by the Selling Stockholders (subject to adjustment by CSFBC to eliminate fractions). Such International Optional Securities shall be purchased from the Company and each Selling Stockholder for the account of each Manager in the same proportion as the number of International Firm Securities set forth opposite such Manager's name bears to the total number of International Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Managers only for the purpose of covering over-allotments made in connection with the sale of the International Firm Securities. No Optional Securities shall be sold or delivered unless the International Firm Securities and the U.S. Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC, on behalf of the Managers and the U.S. Underwriters, to the Company and the Selling Stockholders. It is understood that CSFBC is authorized to make payment for and accept delivery of such Optional Securities on behalf of the U.S. Underwriters and Managers pursuant to the terms of CSFBC's instructions to the Company.

     Each time for the delivery of and payment for the International Optional Securities, being herein referred to as an "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CSFBC but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company and the Custodian will deliver the International Optional Securities being purchased on each Optional Closing Date to CSFBL for the accounts of the several Managers, against payment of the purchase price therefor by wire transfer of immediately available funds to the Company at a bank reasonably acceptable to CSFBL in the case of Optional Securities sold by the Company and by wire transfer of immediately available funds to the Custodian at a bank reasonably acceptable to CSFBL in the case of Optional Securities sold by the Selling Stockholders, at the above office of Dickstein Shapiro. The certificates for the International Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFBL requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above office of CSFBL, at a reasonable time in advance of such Optional Closing Date.

     The Company will pay to the Managers as aggregate compensation for their commitments hereunder and for their services in connection with the purchase of the International Securities and the management of the offering thereof, if the sale and delivery of the International Securities to the Managers provided herein is consummated, an amount equal to U.S. $0.62 per International Security purchased, which may be divided among the Managers in such proportions as they may determine. Such payment will be made on the First Closing Date in the case of the International Firm Securities and on each Optional Closing Date in the case of the International Optional Securities sold to the Manager on such Closing Date, in each case by way of deduction by the Managers of said amount from the purchase price for the International Securities referred to above.

     4. Offering by Managers. It is understood that the several Managers propose to offer the International Securities for sale to the public as set forth in the International Prospectus.

     In connection with the distribution of the International Securities, the Managers, through a stabilizing manager, may over-allot or effect transactions on any exchange, in any over-the-counter market or otherwise which stabilize or maintain the market prices of the International Securities at levels other than those which might otherwise prevail, but in such event and in relation thereto, the Managers will act for themselves and not as agents of the Company, and any loss resulting from over-allotment and stabilization will be borne, and any profit arising therefrom will be beneficially retained, by the Managers. Such stabilizing, if commenced, may be discontinued at any time.

     5. Certain Agreements of the Company and the Selling Stockholders. The Company agrees with the several Managers and the Selling Stockholders that:

          (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file each of the Prospectuses with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBL, which consent will not be unreasonably withheld, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement.

          (b)  The  Company  will  advise  CSFBL  promptly  of  any  such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time either Prospectus is printed and distributed to any Manager or U.S. Underwriter, or will make such filing at such later date as shall have been consented to by CSFBL.

          (c) The Company will advise CSFBL promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or either of the related prospectuses or the Initial Registration Statement, the Additional Registration Statement (if any) or either of the Prospectuses and will not effect such amendment or supplementation without CSFBL's prior consent; and the Company will also advise CSFBL promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or either of the Prospectuses and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

          (d) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any U.S. Underwriter, Manager or dealer, any event occurs as a result of which either or both of the Prospectuses as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend either or both of the Prospectuses to comply with the Act, the Company will promptly notify CSFBL of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBL's consent to, nor the Managers' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

          (e) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earning statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

          (f) The Company will furnish to the Managers copies of each Registration Statement (four of which will be signed
     and      will      include      all     exhibits),        each      related
     preliminary prospectus relating to the International Securities, and, until completion of the distribution of the International Securities as determined by CSFBL, the International Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBL requests. The International Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Company and the Selling Stockholders will pay the expenses of printing and distributing to the Managers all such documents.

          (g) No action has been or, prior to the completion of the distribution of the Offered Securities, will be taken by the Company in any jurisdiction outside the United States and Canada that would permit a public offering of the Offered Securities.

          (h) During the period of five years hereafter, the Company will furnish to CSFBL and, upon request, to each of the other Managers, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to CSFBL
     (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934 or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as CSFBL may reasonably request.

          (i) For a period of 90 days after the date of the initial public offering of the Offered Securities (the "Lock-Up Period"), the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC, except grants of restricted stock or stock options to employees pursuant to the terms of a plan in effect on the date hereof (provided that any such restricted stock or stock options shall not by their terms vest or be exercisable or transferable during the Lock-Up Period) or the issuance of stock pursuant to the exercise of any employee stock options outstanding on the date hereof.

          (j) The Company will pay all expenses incident to the performance of the obligations of the Company and the Selling Stockholders under this Agreement and for the filing fee incident to, and the reasonable fees and disbursements of counsel to the U.S. Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. of the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities and for expenses incurred in distributing preliminary prospectuses and the Prospectuses (including any amendments and supplements thereto) to the Managers.

          (k)  Each Selling  Stockholder agrees to deliver to CSFBC,  attention:
     Transactions Advisory Group on or prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

          (l) Each Selling Stockholder, other than the Fox Family Foundation, agrees, for the Lock-Up Period, not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any additional shares of the Securities of the Company or securities convertible into or exchangeable or exercisable for any shares of Securities, or publicly disclose the intention to make any such offer, sale, pledge or disposal, without the prior written consent of CSFBC.

     6. Conditions of the Obligations of the Managers. The obligations of the several Managers to purchase and pay for the International Firm Securities on the First Closing Date and the International Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their obligations hereunder and to the following additional conditions precedent:

          (a) The Managers shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Price Waterhouse LLP in the agreed form.

          (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBL. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time either Prospectus is printed and distributed to any Manager or U.S. Underwriter, or shall have occurred at such later date as shall have been consented to by CSFBL. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, each of the Prospectuses shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of any Selling Stockholder, the Company or the Managers, shall be contemplated by the Commission.

          (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) a change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the reasonable judgment of CSFBL, be likely to prejudice materially the success of the proposed issue, sale or distribution of the International Securities, whether in the primary market or in respect of dealings in the secondary market, or (ii)(A) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or its subsidiaries taken as a whole which, in the reasonable judgment of CSFBL, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the International Securities; (B) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading and no implication of a possible downgrading, of such rating); (C) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (D) any banking moratorium declared by U.S. Federal or, New York authorities; or (E) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by the United States Congress or any other substantial national or international calamity or emergency if, in the reasonable judgment of CSFBL, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the International Securities.

          (d) The Managers shall have received an opinion, dated such Closing Date, of Dickstein Shapiro, counsel for the Company and the Selling Stockholders, in the agreed form.

          (e) The Managers shall have received from Katten Muchin & Zavis, counsel for the Managers, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectuses and other related matters as the Managers may require, and the Selling Stockholders and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (f) The Managers shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such

     Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time either Prospectus was printed and distributed to any Manager or U.S. Underwriter; and, subsequent to the respective date of the most recent financial statements in the
     Prospectuses, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectuses or as described in such certificate.

          (g) The Managers shall have received a letter, dated such Closing Date, of Price Waterhouse LLP which meets the requirements of subsection
     (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three business days prior to such Closing Date for the purposes of this subsection.

          (h) On such Closing Date, the U.S. Underwriters shall have purchased the U.S. Firm Securities or the U.S. Optional Securities, as the case may be, pursuant to the Underwriting Agreement.

          (i) On the Effective Date, the Managers shall have received agreements from each of the Company's directors and executive officers to the effect that they will not, for the Lock-Up Period, offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of the Securities of the Company or securities convertible into or exchangeable or exercisable for any shares of Securities, or publicly disclose the intention to make any such offer, sale, pledge or disposition, without the prior written consent of CSFBC.

Documents described as being "in the agreed form" are documents which are in the forms which have been initialed for the purpose of identification by Katten Muchin & Zavis, copies of which are held by the Company and CSFBL with such changes as CSFBL may approve. The Company and the Selling Stockholders will furnish the Managers with such conformed copies of such opinions, certificates, letters and documents as the Managers reasonably request. CSFBL may in its sole discretion waive on behalf of the Managers compliance with any conditions to the obligations of the Managers hereunder, whether in respect of an Optional Closing Date or otherwise.

     7.   Indemnification and Contribution.

          (a) The Company will indemnify and hold harmless each Manager against any losses, claims, damages or liabilities, joint or several, to which such Manager may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, either of the Prospectuses, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Manager for any legal or other expenses reasonably incurred by such Manager in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Manager through CSFBL specifically for use therein, it being understood and agreed that the only information furnished by any Manager consists of the information described as such in subsection (c) below and provided, further, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Manager from whom the person asserting such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that any such loss, claim, damage or liability of such Manager results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus, if required by the Act, if the Company had previously furnished copies thereof to such Manager.

          (b) Each Selling Stockholder, severally and not jointly, will indemnify and hold harmless each Manager and the Company against any losses, claims, damages or liabilities, joint or several, to which such Manager or the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, either of the Prospectuses, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder specifically for use therein, and will reimburse each Manager or the Company for any legal or other expenses reasonably incurred by such Manager or the Company, respectively, in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; it being understood and agreed that the only information furnished by any Selling Stockholder consists of information concerning such Selling Stockholder set forth under the caption "Principal and Selling Stockholders" and in the first paragraph under the caption "Risk Factors -- Surrender of Voting Control by Controlling Shareholders" in the Prospectuses; provided, however, that the Selling Stockholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by a Manager specifically for use therein, it being understood and agreed that the only such information furnished by any Manager consists of the information described as such in subsection (c) below and provided, further, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this subsection (b) shall not inure to the benefit of any Manager from whom the person asserting such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that any such loss, claim, damage or liability of such Manager results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus, if required by the Act, if the Company had previously furnished copies thereof to such Manager.

          (c) Each Manager will severally and not jointly indemnify and hold harmless the Company and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, either of the Prospectuses, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Manager through CSFBL specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and each Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Manager consists of the following information in the International Prospectus furnished on behalf of each Manager: the last paragraph on the bottom of the cover page concerning the terms of the offering by the Managers; the legends concerning over-allotments, stabilizing and passive market making on the inside front cover page; the concession and reallowance figures appearing in the fifth paragraph under the caption "Subscription and Sale"; and the information contained in the sixth, seventh, eighth and ninth paragraphs under the caption "Subscription and Sale."

          (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying  party  under  subsection  (a),  (b) or (c) above,  notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a),
     (b)  or (c)  above.  In  case  any  such  action  is  brought  against  any
     indemnified  party   and   it  notifies   an  indemnifying  party   of  the
     commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to local counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same set of allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

          (e) If the indemnification provided for in this Section is unavail-able or insufficient to hold harmless an indemnified party under subsection
     (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Managers on the other from the offering of the International Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (I) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Managers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Managers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the International Securities (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Managers. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Managers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Manager shall be required to contribute any amount in excess of the amount by which the total price at which the International Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Manager has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Managers' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (f) The obligations of the Company and the Selling Stockholders under this Section shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Manager within the meaning of the Act; and the obligations of the Managers under this Section shall be in addition to any liability which the respective Managers may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act and to each person, if any, who controls any Selling Stockholder within the meaning of the Act.

     8. Default of Managers. If any Manager or Managers default in their obligations to purchase International Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of International Securities that such defaulting Manager or Managers agreed but failed to purchase does not exceed 10% of the total number of shares of International Securities that the Managers are obligated to purchase on such Closing Date, CSFBL may make arrangements satisfactory to the Company and the Selling Stockholders for the purchase of such International Securities by other persons, including any of the Managers, but if no such arrangements are made by such Closing Date, the non-defaulting Managers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the International Securities that such defaulting Managers agreed but failed to purchase on such Closing Date. If any Manager or Managers so default and the aggregate number of shares of International Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of International Securities that the Managers are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBL and the Company and the Selling Stockholders for the purchase of such International Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Manager or the Company or the Selling Stockholders, except as provided in Section 9 (provided that if such default occurs with respect to International Optional Securities after the First Closing Date, this Agreement will not terminate as to the International Firm Securities or any International Optional Securities purchased prior to such termination). As used in this Agreement, the term "Manager" includes any person substituted for a Manager under this Section. Nothing herein will relieve a defaulting Manager from liability for its default.

     9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholders, of the Company or its officers and of the several Managers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Manager, any Selling Stockholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the International Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the International Securities by the Managers is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company, the Selling Stockholders and the Managers pursuant to Section 7 shall remain in effect, and if any International Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the International Securities by the Managers is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in Section 6(c)(i) or clause (C), (D) or (E) of Section 6(c)(ii), the Company and the Selling Stockholders will, jointly and severally, reimburse the Managers for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the International Securities.

     10. Notices. All communications hereunder will be in writing and, if sent to the Managers, will be mailed, delivered or telexed and confirmed to CS First Boston Limited at One Cabot Square, London E14 4QJ England, Attention: Company Secretary, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Corporate Centre, Suite 2-300, 1949 E. Sunshine, Springfield, Missouri 65804, Attention: Stephen J. Gore, or, if sent to the Selling Stockholders or any of them, will be mailed, delivered or telegraphed and confirmed to Samuel A. Hamacher at 7701 Forsyth Boulevard, St. Louis, Missouri 63105 and to Matthew G. Maloney at 2101 L Street N.W., Washington, DC 20037; provided, however, that any notice to a Manager pursuant to Section 7 will be mailed, delivered or telexed and confirmed to such Manager.

     11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

     12. Representation of Managers. CSFBL will act for the several Managers in connection with this financing, and any action under this Agreement taken by CSFBL will be binding upon all the Managers. Samuel A. Hamacher and Matthew G. Maloney will act for the Selling Stockholders in connection with such transactions, and any action under or in respect of this Agreement taken by Samuel A. Hamacher or Matthew G. Maloney will be binding upon all the Selling Stockholders.

     13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     If the foregoing is in accordance with the Managers' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Stockholders, the Company and the several Managers in accordance with its terms.


                                    Very truly yours,

                                    DT INDUSTRIES, INC.



                                    By     /s/ Bruce P. Erdel
                                       -----------------------------------------
                                    Name   Bruce P. Erdel
                                    Title  VP-Finance


                                    THE SELLING STOCKHOLDERS NAMED IN SCHEDULE A
                                    ATTACHED HERETO, ACTING SEVERALLY


                                    By /s/ Matthew G. Maloney
                                       -----------------------------------------
                                                  Attorney-in-fact



     The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.


     CS FIRST BOSTON LIMITED

       By its duly authorized attorney-in-fact:

       By  /s/ Leslie K. Coote
          --------------------------------------
          Name  Leslie K. Coote


     MORGAN STANLEY & CO. INTERNATIONAL LIMITED
     J. HENRY SCHRODER & CO. LIMITED
     ABN AMRO ROTHSCHILD
     MORGAN GRENFELL AND CO. LIMITED
     RABO SECURITIES N.V.
     SOCIETE GENERALE
     WESTDEUTSCHE LANDESBANK GIROZENTRALE

       Each by its duly authorized attorney-in-fact:


       By  /s/ Leslie K. Coote
          --------------------------------------
          Name  Leslie K. Coote

                                   SCHEDULE A


                                                                       NUMBER OF
                                    NUMBER OF INTERNATIONAL      INTERNATIONAL OPTIONAL
SELLING STOCKHOLDER                FIRM SECURITIES TO BE SOLD    SECURITIES TO BE SOLD
-------------------                --------------------------    ----------------------

Peer Investors, L.P.                        388,122                       63,273

Peer Investors II, L.P.                      67,748                       11,044

Fox Family Foundation                        67,000                       10,050

Harbour Group II Management Co.              34,860                        5,683

Harbour Group Investments II, L.P.            9,270                            0















                                            -------                       ------
Total                                       567,000                       90,050
                                            =======                       ======

                                   SCHEDULE B


                                                               NUMBER OF
                                                             INTERNATIONAL
                                                            FIRM SECURITIES
MANAGER                                                     TO BE PURCHASED
-----------------------------------------------------       ---------------

CS First Boston Limited ...........................             254,250

Morgan Stanley & Co. International ................             254,250

J. Henry Schroder & Co. Limited ...................             254,250

ABN AMRO Rothschild ...............................              50,850

Morgan Grenfell and Co. Limited ...................              50,850

Rabo Securities N.V. ..............................              50,850

Societe Generale ..................................              50,850

Westdeutsche Landesbank Girozentrale ..............              50,850









                                                             -----------
                    Total                                     1,017,000
                                                             ===========

     The  following   page   contains  a  list  of  Exhibits   which  have  been
intentionally omitted by the Registrant pursuant to Item 601(b)(2) of Regulation S-K.

     A copy of any omitted Exhibit will be provided to the Securities and Exchange Commission upon request.

Exhibit I  - Significant Subsidiaries
Exhibit II - Pledges of Stock of Significant Subsidiaries